UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 26, 2007

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

By letter dated November 28, 2007, we were notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement. As such, GGK resigned as our independent registered public accounting firm, effective as of November 28, 2007, and McGladrey & Pullen, LLP was appointed by our audit committee as our new independent registered public accounting firm effective as of November 28, 2007. A copy of the letter from GGK to EVCI notifying EVCI of the change is filed as Exhibit 16.1 to this Form 8-K.

The audit reports of GGK on the consolidated financial statements of EVCI as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During EVCI’s fiscal years ended December 31, 2006 and 2005 and through the date of this Form 8-K, there were no disagreements between EVCI and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in connection with its report.

As previously disclosed in EVCI’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2005, management concluded that EVCI’s internal control over financial reporting was not effective due to material weaknesses identified in the control environment and in controls related to revenues and student account receivable, cash management and property plant and equipment. GGK issued an adverse opinion on the effectiveness of internal control over financial reporting because of these material weaknesses as of December 31, 2005.

A copy of the letter to the Securities and Exchange Commission, dated November 28, 2007, stating that GGK agrees with EVCI’s statements in this Item 4.01, is filed as Exhibit 16.2 to this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2007, Stephen Schwartz advised us that he is resigning, effective December 14, 2007, as our Chief Financial Officer, in order to accept a position as chief financial officer of another company. Until then, he will continue to perform his duties as EVCI’s Chief Financial Officer. Mr. Schwartz will continue as a director of Technical Career Institutes, Inc. and Pennsylvania School of Business, Inc.

Henry Hetherington, CPA, EVCI’s Controller, has agreed to serve as interim Chief Financial Officer of EVCI if another person has not been employed as our Chief Financial Officer by the effective date of Mr. Schwartz’s resignation.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No *	Description of Exhibit

16.1	Letter, dated November 28, 2007, from Goldstein Golub Kessler LLP to the registrant.
16.2	Letter, dated November 28, 2007, from Goldstein Golub Kessler LLP to the Securities and Exchange Commission.

________________

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Dated: November 30, 2007	By:	/s/ Joseph D. Alperin
Name: Joseph D. Alperin Title: General Counsel and Vice President for Corporate Affairs

EXHIBIT INDEX

Exhibit No *	Description of Exhibit

16.1	Letter, dated November 28, 2007, from Goldstein Golub Kessler LLP to the registrant.
16.2	Letter, dated November 28, 2007, from Goldstein Golub Kessler LLP to the Securities and Exchange Commission.